Supplement to the currently effective STATEMENT OF ADDITIONAL INFORMATION

Deutsche Global Inflation Fund

Rick Smith has been added as portfolio manager of the fund and, together with Darwei Kung, is responsible for the day-to-day management of the fund.

The following information replaces the existing tables for Deutsche Global Inflation Fund in “Appendix I-D – Portfolio Management” of the fund’s Statement of Additional Information. The information for Darwei Kung is provided as of September 30, 2016, and the information for Rick Smith is provided as of May 31, 2017:

Fund Ownership of Portfolio Managers

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Deutsche Fund Shares Owned
Darwei Kung	$1 - $10,000	$100,001 - $500,000
Rick Smith	$0	$50,001 - $100,000

Conflicts of Interest

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Darwei Kung	13	$5,666,762,937	0	$0
Rick Smith	2	$3,584,126,406	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Darwei Kung	0	$0	0	$0
Rick Smith	0	$0	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Darwei Kung	1	$258,000,000	0	$0
Rick Smith	10	$6,159,499,559	2	$1,298,978,976

Please Retain This Supplement for Future Reference

July 27, 2017

SAISTKR-361